                                                                    Exhibit 10.2

                                                                  EXECUTION COPY
                                                                  --------------


================================================================================



                         REGISTRATION RIGHTS AGREEMENT


                                    between


                                   BDM, INC.


                                      and


                                  DENTSU INC.



                          dated as of March 14, 2000



================================================================================

                               TABLE OF CONTENTS


                                                                                                 Page
                                                                                                 ----
ARTICLE I
DEFINITIONS......................................................................................    1

ARTICLE II
REGISTRATION RIGHTS..............................................................................    5
     2.1  Demand Registration....................................................................    5
     2.2  Piggyback Registration.................................................................    8
     2.3  Withdrawal Rights......................................................................    9
     2.4  Holdback Requirements..................................................................   10
     2.5  Registration Procedures................................................................   11
     2.6  Registration Expenses..................................................................   17
     2.7  Indemnification........................................................................   17
     2.8  Rule 144...............................................................................   20

ARTICLE III
GENERAL PROVISIONS...............................................................................   20
     3.1  Notices................................................................................   20
     3.2  GOVERNING LAW, ETC.....................................................................   21
     3.3  Arbitration............................................................................   22
     3.4  Judicial Procedure.....................................................................   23
     3.5  Successors; Assigns....................................................................   23
     3.6  Binding Effect.........................................................................   24
     3.7  Amendment; Waivers, etc................................................................   24
     3.8  Nominees for Beneficial Owners.........................................................   24
     3.9  No Inconsistent Agreements.............................................................   24
     3.10 Remedies..............................................................................    25
     3.11 Severability..........................................................................    25
     3.12 Headings..............................................................................    25
     3.13 Counterparts..........................................................................    25
     3.14 Interpretation........................................................................    25
     3.15 Entire Agreement......................................................................    25

     REGISTRATION RIGHTS AGREEMENT, dated as of March 14, 2000, between BDM, INC., a corporation organized under the laws of Delaware with its principal office at 35 West Wacker Drive, Chicago, Illinois 60601 (together with its successors and permitted assigns, the "Company"), and DENTSU INC., a company organized under the laws of Japan, with its principal office at 1-11, Tsukiji, Chuo-ku, Tokyo 104-8426, Japan (together with its successors and permitted assigns, "Dentsu").

                                   RECITALS

     A. Pursuant to an Investment Agreement, dated as of March 14, 2000, between Dentsu and BDM (the "Investment Agreement"), Dentsu has purchased 4,274,248 shares of Class B Common Stock of the Company, par value $0.01 per share (the "Class B Stock").

     B. Dentsu may from time to time purchase additional shares of Class B Stock from the Company pursuant to certain preemptive rights granted to Dentsu under the Investment Agreement.

     C. Under the Amended and Restated Certificate of Incorporation of the Company being adopted pursuant to the Investment Agreement, the shares of Class B Stock will be convertible at the option of the holder thereof into shares of the Common Stock of the Company, par value $0.01 per share (the "Class A Stock").

     D. In satisfaction of one of the conditions precedent to Dentsu's obligations under the Investment Agreement, the Company desires to enter into this Agreement for the purpose of granting Dentsu certain registration rights with respect to shares of Class A Stock that Dentsu may own from time to time, including such shares issuable upon conversion of the Class B Stock issued or issuable to Dentsu pursuant to the Investment Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following meanings:

     "Agreement" means this Registration Rights Agreement, as the same may be amended or modified from time to time in accordance with its terms.

     "Alliance Agreement" means that certain Alliance Agreement, of even date herewith, between the Company and Dentsu, as the same may be amended or modified from time to time in accordance with its terms.

     "Approved Piggyback Rights" has the meaning set forth in Section 2.1(f).

     "Approved Piggyback Sellers" has the meaning set forth in Section 2.1(f).

     "Business Day" means any day other than (i) a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois, London, England, or Tokyo, Japan are authorized or obligated by law or executive order to close, (ii) December 29 and December 30 and (iii) the first Friday of December of each year (or such other day as BDM from time to time designates as its "Breakfast Day").

     "Class A Stock" has the meaning set forth in the Recitals.

     "Class B Stock" has the meaning set forth in the Recitals.

     "Commission" means the United States Securities and Exchange Commission or any successor agency.

     "Common Stock" means any class of common stock of the Company, including without limitation, the Class A Stock and the Class B Stock.

     "Company" has the meaning set forth in the Heading.

     "Continuously Effective", with respect to a specified registration statement, means that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any 10 consecutive Business Days, or (ii) an aggregate of 15 Business Days during the period specified in the relevant provision of this Agreement.

     "Deferral Period" has the meaning set forth in Section 2.1(d).

     "Delay Notice" has the meaning set forth in Section 2.1(d).

     "Demand Notice" has the meaning set forth in Section 2.1(a).

     "Demand Registration" has the meaning set forth in Section 2.1(a).

     "Demanding Holders" has the meaning set forth in Section 2.1(a).

     "Demanding Sellers" has the meaning set forth in Section 2.2(b).

     "Dentsu" has the meaning set forth in the Heading.

     "Exchange Act" means the Securities Exchange Act of 1934, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor statute.

     "Initial Public Offering" means the first offering of shares of Common Stock registered pursuant to the Securities Act.

     "Investment Agreement" has the meaning set forth in the Recitals.

     "Losses" has the meaning set forth in Section 2.7(a).

     "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

     "Maximum Piggyback Number" has the meaning set forth in Section 2.2(b).

     "NASD" means the National Association of Securities Dealers, Inc.

     "NASDAQ" has the meaning set forth in Section 2.5(a)(xi).

     "Other Demand Rights" has the meaning set forth in Section 2.2(b).

     "Outstanding" as of a given date, as used with respect to Registrable Securities, means both (i) any Registrable Securities that are outstanding as of such date, and (ii) any Registrable Securities issuable on such date upon conversion of any shares of Class B Stock then outstanding or then issuable upon exercise by Dentsu or any Permitted Transferee of preemptive rights in accordance with of the Investment Agreement.

     "Permitted Transferee" means any Person to whom Dentsu has assigned its rights under this Agreement in accordance with the provisions of Section 3.5.

     "Person" means any natural person, firm, partnership, association, corporation, company, limited liability company, trust, business trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Piggyback Notice" has the meaning set forth in Section 2.2(a).

     "Piggyback Registration" has the meaning set forth in Section 2.2(a).

     "Primary Offering" has the meaning set forth in Section 2.2(b)(i).

     "Registrable Securities" means (i) any shares of Class A Stock held from time to time by Dentsu or its Permitted Transferees, including, but not limited to, any shares of Class A Stock issued upon conversion of any shares of Class B Stock acquired pursuant to the Investment Agreement, (ii) any securities issued or issuable with respect to any Common Stock referred to in clause (i), (A) upon any conversion or exchange thereof (B) by way of stock dividend or stock split,
(C) in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization or (D) in any other manner. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise Transferred by the holder thereof pursuant to such effective registration statement, (y) such securities are sold in accordance with Rule 144 or Rule 144A or (z) such securities shall have ceased to be outstanding.

     "Registration Expenses" has the meaning set forth in Section 2.6.

     "Related Documents" means (i) this Agreement, (ii) the Investment Agreement, (iii) the Alliance Agreement, and (iv) the Restated Charter, as each such document may be amended or modified from time to time in accordance with its respective terms.

     "Restated Charter" means the Amended and Restated Certificate of Incorporation, substantially in the form of Exhibit A of the Investment Agreement.

     "Rule 144" means Rule 144, or any successor provision, promulgated under the Securities Act.

     "Rule 144A" means Rule 144A, or any successor provision, promulgated under the Securities Act.

     "Securities Act" means the Securities Act of 1933, or any successor statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such successor statute.

     "Selling Holder" means, with respect to a specified registration pursuant to this Agreement, a Stockholder whose Registrable Securities are included in such registration.

     "Stockholder" means Dentsu (so long as it holds Registrable Securities) and any other holder of Registrable Securities to which Dentsu has assigned its rights under this Agreement in accordance with the provisions of Section 3.5.

     "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

     "Withdrawal Notice" has the meaning set forth in Section 2.3(a).

                                  ARTICLE II

                              REGISTRATION RIGHTS

     2.1  Demand Registration. (a) From and after the closing of the Initial
          -------------------
Public Offering, in the event the Company receives at any time a written request (a "Demand Notice") from one or more Stockholders holding in the aggregate at least a majority of the number of Registrable Securities then Outstanding (the "Demanding Holders") that the Company file a registration statement under the Securities Act for the sale or other disposition of Registrable Securities (a "Demand Registration"), the Company shall promptly give written notice of such request to each other Stockholder. Each such other Stockholder may elect, by giving written notice (which written notice shall specify the number of Registrable Securities intended to be disposed of by such Stockholder and the intended method of distribution thereof) of such election to the Company within 10 days after receipt of the Company's notice, to have some or all of the Registrable Securities held by it included in such registration.

          (b) Following receipt of a Demand Notice, the Company shall:

               (i) file the requested registration statement with the Commission as promptly as practicable, and use its reasonable best efforts to have the registration statement declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; and

               (ii) use its reasonable best efforts to keep such registration statement Continuously Effective for up to 270 days or until such earlier date as of which all Registrable Securities covered by such registration statement shall have been disposed of in the manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a Demand Registration is suspended or postponed as permitted by Subsection (d) below, the foregoing period shall be extended by the aggregate number of days of such suspension or postponement, or extension, as the case may be.

          (c) The Company shall not be required to effect a registration of Registrable Securities pursuant to a Demand Registration: (i) prior to the completion of the Initial Public Offering or (ii) on more than two occasions, or
(iii) at any time within 180 days after the effective date of the registration statement previously filed by the Company, or which the Company intends to file and is undertaking reasonable preparations to file, under the Securities Act (other than a registration relating to the Company's employee benefit plans, exchange offers by the Company or a merger or acquisition of a business or assets by the Company including, without limitation, a registration on Form S-4 or Form S-8 or any successor form). For purposes of this Subsection (c), registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to Dentsu nor any of the Stockholders and such interference is not thereafter eliminated, (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of Dentsu or any of the Stockholders or (iv) if 50% or more of the securities requested to be included in such registration by the Stockholders are excluded from such registration pursuant to Section 2.1(f). If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the registration statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 270 days, as such period may be extended in accordance with Section 2.1(b)(ii) above.

          (d) The Company shall be entitled to postpone for up to 120 days from the date of receipt of such Demand Notice (the "Deferral Period") the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if (i) the Board of Directors of the Company determines, in its good faith reasonable judgment (with the concurrence of the managing underwriter, if any), that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with and require premature disclosure of, any financing, acquisition, reorganization or other similar transaction involving the Company, which disclosure would not be required to be made independent of such registration, (ii) the Company promptly (but in any event within 10 Business Days after receipt of a Demand Notice or three Business Days after the date on which the Company makes such determination, if later) gives the Demanding Holders notice (a "Delay Notice") of such determination setting forth in reasonable detail the reasons for such delay and certifying as to the determination of the Board of Directors of the Company referred to in the preceding clause (i), and (iii) the Company has not given a Delay Notice within the 180-day period ending on the date of receipt of the Demand Notice in respect of such Demand Registration.

          (e) A registration pursuant to this Section 2.1 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holders and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request made pursuant to Subsection (a) above. The Selling Holders shall have the right, at the request of the Majority Selling Holders, to distribute the securities covered by any registration pursuant to this Section 2.1 pursuant to an underwritten offering (whether on a "firm", "reasonable efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, in which case the Majority Selling Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering, subject to the approval of the Company, such approval not to be unreasonably withheld.

          (f) The Company may include in any Demand Registration equity securities proposed to be sold (x) for the account of the Company or (y) for the account of any other Person to which the Company acting in good faith has granted piggyback rights applicable to such registration ("Approved Piggyback Rights"), provided that if in the case of an underwritten offering the managing underwriter advises the Selling Holders and the Company that, in its opinion, the inclusion of all the securities sought to be included in such Demand Registration by the Selling Holders, the Company, and any Persons exercising Approved Piggyback Rights ("Approved Piggyback Sellers") would adversely affect the marketability of the Registrable Securities sought to be sold pursuant to such Demand Registration by the Selling Holders, then at the request of the Majority Selling Holders the Company shall include in the registration statement applicable to such

Demand Registration only such number of securities as such underwriter advises can be sold without such an effect in the following order of priority: (i) first, the Registrable Securities sought to be included in such registration by the Selling Holders on a pro rata basis and (ii) second, the securities sought to be included in such registration by the Company and any Approved Piggyback Sellers, in such order of priority as the Company shall determine.

     2.2  Piggyback Registration. (a) Following the closing of the Initial
          ----------------------
Public Offering, whenever the Company proposes to register shares of Common Stock under the Securities Act (other than a registration relating to the Company employee benefit plans, exchange offers by the Company or a merger or acquisition of a business or assets by the Company including, without limitation, a registration on Form S-4 or Form S-8 or any successor form) (a "Piggyback Registration"), the Company shall give all Stockholders prompt written notice thereof (but not less than 20 Business Days prior to the filing by the Company with the Commission of any registration statement with respect thereto). Such notice (a "Piggyback Notice") shall specify, at a minimum, the class and number of securities proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known), and a good faith estimate by the Company of the expected range of offering prices for such securities. Upon the written request of any Stockholder given within 15 Business Days of such Stockholder's receipt of the Piggyback Notice (which written request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder and the intended method of distribution thereof), the Company shall include in such registration all Registrable Securities with respect to which the Company has received such written requests for inclusion.

          (b) If, in connection with a Piggyback Registration, any managing underwriter (or, if such Piggyback Registration is not an underwritten offering, a nationally recognized independent underwriter selected by the Company) advises the Company and the Selling Holders seeking to participate in such Piggyback Registration that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by the Company, any Approved Piggyback Sellers, any Persons who have sought to have shares registered thereunder pursuant "demand" registration rights ("Other Demand Rights", with such Persons being "Demanding Sellers"), and any other proposed sellers, in each case, if any, would adversely affect the marketability of the securities sought to be sold pursuant thereto, then the Company shall include in the registration statement applicable to such Piggyback Registration only such securities as such underwriter advises can be sold without such an effect (the "Maximum Piggyback Number"), as follows and in the following order of priority:

               (i) if the Piggyback Registration is an offering initiated by the Company on its own behalf (a "Primary Offering"), then (A) first, such number of securities to be sold by the Company as the Company, in its reasonable judgement and acting in good faith and in accordance with sound financial practice, shall have determined, (B) second, on a pro rata basis
     (x) such number of Registrable Securities sought to be registered by each Selling Holder, pro rata in proportion to the number of securities sought to be registered by all such Selling Holders and (y) such number of securities sought to be registered by any Approved Piggyback Seller, pro rata in proportion to the number of securities sought to be registered by all such other Approved Piggyback Sellers, and (C) third, any other securities requested to be included in such registration.

               (ii) if the Piggyback Registration is an offering resulting from the exercise of Other Demand Rights, then (A) first, on a pro rata basis (unless otherwise agreed by the Company with the Demanding Sellers), (x) such number of securities sought to be registered by each Demanding Seller, pro rata in proportion to the number of securities sought to be registered by all such Demanding Sellers, and (y) such number of securities to be sold by the Company as the Company, in its reasonable judgement and acting in good faith and in accordance with sound financial practice, shall have determined, (B) second, if the number of securities to be included under clause (A) above is less than the Maximum Piggyback Number, on a pro rata basis, (x) such number of Registrable Securities sought to be registered by each Selling Holder, pro rata in proportion to the number of securities sought to be registered by all such Selling Holders, and (y) such number of securities sought to be registered by any Approved Piggyback Seller, pro rata in proportion to the number of securities sought to be registered by all such Approved Piggyback Sellers, and (C) third, other securities requested to be included in such registration.

          (c) If, at any time after giving written notice of its intention to register any of its securities as set forth in this Section 2.2 and prior to the time the registration statement filed in connection with such registration is declared effective, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Stockholder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

     2.3  Withdrawal Rights. (a) Any Stockholder having delivered a Demand
          -----------------
Notice to include any or all of its Registrable Securities in a Demand Registration pursuant to Section 2.1 shall have the right to withdraw such Demand Notice in the following circumstances by giving the Company written notice of such withdrawal (a "Withdrawal Notice") within the time provided and prior to the effectiveness of the related registration statement: (i) the Company has given a Delay Notice and the Withdrawal Notice is given within 30 days after the receipt by such Stockholder of such Delay Notice; (ii) a registration statement has not become effective within 120 days after the date of termination of a Deferral Period with respect to which such Stockholder elected not to give a Withdrawal Notice and the Withdrawal Notice pursuant to this clause (ii) is given within 3 Business Days after the end of such 120-day period; and (iii) a registration statement with respect to which there has been no Deferral Period has not become effective within 120 days after the date of receipt of the related Demand Notice and the Withdrawal Notice is given within 3 Business Days after the end of such 120-day period. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities hereunder. No such withdrawal shall affect the obligations of the Company with respect to any Registrable Securities not so withdrawn.

          (b) Any Stockholder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement pursuant to Section 2.2 shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated for registration thereby by giving written notice to such effect to the Company prior to the effective date of such registration. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities hereunder. No such withdrawal shall affect the obligations of the Company with respect to any Registrable Securities not so withdrawn.

     2.4  Holdback Requirements. If and whenever the Company proposes to
          ---------------------
register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or Form S-8 or any successor form) or is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2.5 or pursuant to any demand registration rights granted by the Company, acting in good faith, to any other holder of equity securities of the Company (provided that the agreement granting such demand rights to such other holder contains holdback restrictions comparable to those set forth in this Section 2.4 with respect to any Demand Registration effected hereunder), each Stockholder agrees, if required by the managing underwriter, not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, for the seven days prior to, and for such period of time as reasonably required by the managing underwriter (not to exceed 180 days) immediately following, the effective date of the registration statement relating to such registration, except as part of such registration. The Company agrees, if required by the managing underwriter, not to effect (other than pursuant to such registration) any public sale or distribution, or to file any registration statement (other than such registration or a registration on Form S-4 or Form S-8 or any successor form) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, or for such period of time reasonably required by the managing underwriter (not to exceed 180 days) immediately following, the effective date of any registration statement filed in connection with a Demand Registration.

     2.5  Registration Procedures. (a) Whenever the Stockholders have requested
          -----------------------
that any Registrable Securities be registered pursuant to this Agreement, the Company (subject to its right to withdraw such registration as contemplated by Section 2.2(c)) shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with
Section 2.1 or 2.2 hereof (as applicable) and, in connection therewith, the Company shall as expeditiously as possible:

               (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities on any form for which the Company then qualifies and is available for the sale of Registrable Securities to be registered thereunder in accordance with Section 2.1 or
     2.2 hereof (as applicable) and use its reasonable best efforts to cause such registration statement to become effective within ninety (90) days of the date of such filing;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a continuous period of not less than 180 days (or, if earlier, until all Registrable Securities included in such registration statement have been sold thereunder in accordance with the manner of distribution set forth therein) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with Section
     2.1 or 2.2 hereof (as applicable) by the Selling Holders thereof as set forth in such registration statement (including, without limitation, by incorporating in a prospectus supplement or post-effective amendment, at the request of any Selling Holder, the terms of the sale of such Selling Holder's Registrable Securities);

               (iii) before filing with the Commission any such registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel for the Selling Holders, if any, in connection therewith, drafts of all such documents proposed to be filed and provide such counsel with a reasonable opportunity for review thereof and comment thereon, such review to be conducted and such comments to be delivered with reasonable promptness; provided that, in the case of a Demand Registration, the Company shall not file any such documents if the Selling Holders shall have reasonably objected on the grounds that such documents do not comply in all material respects with the requirements of the Securities Act;

               (iv) promptly before filing with the Commission any document which is to be incorporated by reference into any such registration statement or prospectus (after initial filing of the registration statement), provide copies of such document to the Selling Holders, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as the Selling Holders may reasonably request within three Business Days of receipt thereof;

               (v) promptly (A) notify each Selling Holder and (if requested by such Selling Holder) confirm such advice in writing of each of (1) the filing and effectiveness of the registration statement and prospectus and any amendment or supplements thereto, (2) the receipt of any comments from the Commission or any state securities law authorities or any other governmental authorities with respect to any such registration statement or prospectus or any amendments or supplements thereto, or any requests by the Commission for amendments or supplements thereto or for additional information, and (3) any oral or written stop order with respect to such registration, any suspension of the registration or qualification of the sale of such Registrable Securities in any jurisdiction or any initiation or threatening of any proceedings with respect to any of the foregoing and
     (B) use its reasonable efforts to obtain the withdrawal of any order suspending the registration or qualification (or the effectiveness thereof) or suspending or preventing the use of any related prospectus in any jurisdiction with respect thereto;

               (vi) furnish to each Selling Holder, the underwriters and the sales or placement agent, if any, and counsel for each of the foregoing, a conformed copy of such registration statement and each amendment and supplement thereto (in each case, including all exhibits thereto and documents incorporated by reference therein) and such additional number of copies of such registration statement, each amendment and supplement thereto (in such case without such exhibits and documents) the prospectus (including each preliminary prospectus) included in such registration statement and prospectus supplements and all exhibits thereto and documents incorporated by reference therein and such other documents as such Selling Holder or its counsel may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder

               (vii) if requested by the managing underwriter or underwriters of any registration, subject to approval of counsel to the Company in its reasonable judgment, promptly incorporate in a prospectus, supplement or post-effective amendment to the registration statement such information concerning underwriters and the plan of distribution of the Registrable Securities as such managing underwriter or underwriters or such folders reasonably shall furnish to the Company in writing and request be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holders to such underwriter or underwriters, the purchase price being paid by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus, supplement or post-effective amendment;

               (viii) use its reasonable best efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under such securities or "blue sky" laws of such jurisdictions as may reasonably be requested by the managing underwriter (or, in the case of an offering that is not underwritten, the Majority Selling Holders) and do any and all other acts and things which may be reasonably necessary or advisable to enable the Selling Holders to consummate the disposition in such jurisdictions of their Registrable Securities and keep such registration or qualification in effect for so long as the registration statement remains effective under the Securities Act (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (B) subject itself to taxation in any such jurisdiction where it would not otherwise by subject to taxation but for this paragraph or (C) consent to the general service of process in any jurisdiction where it would not otherwise be subject to general service of process but for this paragraph);

               (ix) use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such other United States federal or state governmental agencies or authorities as may be reasonably requested by the Stockholders and necessary to enable the Stockholders to consummate the disposition of such Registrable Securities in accordance with the specified plan of distribution;

               (x) notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon the discovery that, or of the happening of any event as a result of which, the registration statement covering such Registrable Securities, as then in effect, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading, and promptly prepare and furnish to each such Selling Holder a supplement or amendment to the prospectus contained in such registration statement so that such Registration Statement shall not, and such prospectus as thereafter delivered to the purchasers of such Registrable Securities shall not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading;

               (xi) cause all such Registrable Securities to be listed on the New York Stock Exchange and/or any other securities exchange and included in each established over-the-counter market on which or through which similar securities of the Company are listed or traded and, if not so listed or traded, to be listed on the Nasdaq Stock Market ("NASDAQ") and if listed on NASDAQ, use its reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Securities Exchange Act of 1934, as amended, or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such securities within the NASD;

               (xii) provide and cause to be maintained transfer agents and registrars for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement and obtain a CUSIP number for such Registrable Securities;

               (xiii) give any Selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Selling Holder or any underwriter the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and make available for inspection by any such Selling Holder and any underwriters, attorneys, accountants or agents all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, attorneys and independent accountants to supply all information reasonably requested by any such Selling Holder and any underwriters, attorneys, accountants or agents in connection with such registration statement. Information which the Company determines, in good faith, to be confidential shall not be disclosed by such person unless (A) the disclosure of such information is necessary to avoid or correct a misstatement or omission in such registration statement, or (B) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder agrees, on its own behalf and on behalf of all its underwriters, accountants, attorneys and agents, that the information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Selling Holder further agrees, on its own behalf and on behalf of all its underwriters, accountants, attorneys and agents, that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the information deemed confidential;

               (xiv) use its reasonable best efforts to comply with all applicable laws related to such registration statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act) and make generally available to its security holders as soon as practicable (but in any event not later than fifteen months after the effectiveness of such registration statement) an earnings statement of the Company and its subsidiaries complying with
     Section 11(a) of the Securities Act and Rule 158 under the Securities Act; and

               (xv) use its reasonable best efforts to furnish to each such Selling Holder a signed counterpart, addressed to such Selling Holder, of (A) an opinion of counsel for the Company and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities for the account of, or on behalf of, an issuer of common stock, such opinion and comfort letters to be dated the date of such opinions and comfort letters are customarily dated in such transactions.

          (b) Without limiting any of the foregoing, in the event that the offering of Registrable Securities is to be made by or through an underwriter, the Company shall enter into an underwriting agreement with a managing underwriter or underwriters containing representations and warranties and such other terms and provisions as are customarily included (but not inconsistent with the agreements contained herein) in underwriting agreements with respect to secondary distributions, including, but not limited to, indemnities to the effect and to the extent provided in Section 2.7, provisions for the delivery of officers' certificates, opinions of counsel and accountants' "comfort" letters and hold-back arrangements. The Selling Holders shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of the Selling Holders and any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of the Selling Holders. The Selling Holders shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties customarily made by selling securities holders in comparable offerings. In connection with any offering of Registrable Securities registered pursuant to this Agreement, the Company shall (i) furnish to the underwriter, if any (or, if no underwriter, Selling Holders), unlegended certificates representing ownership of the Registrable Securities being sold, in such denominations as requested and in a form eligible for deposit with The Depository Trust Company or similar depository institution, (ii) instruct any transfer agent and registrar of the Registrable Securities to release any stop transfer order with respect thereto and (iii) enable such Registrable Securities to be registered in such names as the Selling Holders may request at least two (2) Business Days prior to any sale of Registrable Securities.

          (c) Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(a)(x), such Selling Holder shall forthwith discontinue its disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(a)(x) and, if so directed by the Company, deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities. In the event the Company shall give such notice, the period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described in Section 2.5(a)(x) to the date when all such sellers shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the Commission.

     2.6  Registration Expenses. All expenses incident to the Company's
          ---------------------
performance of, or compliance with, its obligations under this Agreement including, without limitation, (w) all registration and filing fees, including NASD fees and fees and expenses associated with filings required to be made with any national securities exchange or national computerized market system (including, if required, the fees and expenses of any "qualified independent underwriter" and its counsel), (x) all fees and expenses of compliance with securities and "blue sky" laws, including reasonable fees and disbursements of counsel effecting blue sky qualifications, (y) all word processing, printing and copying expenses, all messenger and delivery expenses, and (z) all fees and expenses of underwriters and sales and placement agents in connection therewith (excluding discounts and commissions), all fees and expenses of the Company's independent certified public accountants and counsel (including, without limitation, with respect to "comfort" letters and opinions) and of any Person, including special experts, retained by the Company in connection with such performance and compliance (collectively, the "Registration Expenses") shall be borne by the Company; provided, however, that in the case of a Demand Registration, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration is subsequently withdrawn prior to the effective date of the related registration statement at the request of the Majority Selling Holders (in which case all Selling Holders shall bear such expenses), unless (A) Stockholders whose Registrable Securities constitute a majority of the Registrable Securities then Outstanding agree that such withdrawn registration shall constitute the exercise of one of its demand registrations under Section 2.1 hereof (which they may do on not more than one occasion) or (B) such withdrawal was made in accordance with Section 2.3(a). Notwithstanding the foregoing, the Company shall not be responsible for the fees and expenses of any counsel, or any of the accountants, agents or experts retained by the Selling Holders in connection with the sale of Registrable Securities. The Company will pay its internal expense (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and the expense of any annual audit and the expense of any liability insurance).

     2.7  Indemnification. (a) The Company agrees to indemnify, to the fullest
          ---------------
extent permitted by law, and hold harmless each Selling Holder, its officers, directors, employees and agents and each Person who controls (within the meaning of the Securities Act) such Selling Holder or such an other indemnified Person against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise) (collectively, the "Losses"), joint or several, caused by, resulting from or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or a material fact necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company in writing by such Selling Holder expressly for use therein or by such Selling Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Selling Holder with a sufficient number of copies of the same. If the offering pursuant to any registration statement provided for herein is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an affiliate of the Selling Holders) shall affect the obligations of the Company to indemnify the Selling Holder or any other Person pursuant to the preceding sentence. In connection with an underwritten offering and without limiting any of the Company's other obligations under this Agreement, the Company shall indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of the Securities Act) such underwriters or such an other indemnified Person to the same extent as provided above with respect to the indemnification of the Selling Holders.

          (b) In connection with any registration in which a Selling Holder is participating, each such Selling Holder will furnish to the Company in writing information regarding such Selling Holder's ownership of Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person who controls (within the meaning of the Securities Act) the Company or such an other indemnified Person against all Losses caused by, resulting from or relating to any untrue or alleged untrue statement of a fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is caused by and contained in such information so furnished in writing by such Selling Holder expressly for use therein.

          (c) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which its seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice.

          (d) In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent. The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld). Any underwriting agreement entered into with respect to any registration statement provided for under this Agreement shall provide for indemnification in accordance with this Subsection (d).

          (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities and the termination of this Agreement.

          (f) Indemnification similar to that specified in the preceding subsections of this Section 2.7 (with appropriate modifications) shall be given by the Company to the Selling Holders, on the one hand, and by the Selling Holders to the Company, on the other hand, with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

          (g) The indemnification required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. Any indemnified party receiving indemnification payments will repay the same to the Company in the event it is ultimately determined that such party was not entitled to indemnification hereunder or that such indemnification payments were not permitted by applicable law.

          (h) If recovery is not available under the foregoing indemnification provisions for any reason or reasons, or is insufficient to hold harmless an indemnified party, other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

     2.8  Rule 144. At all times after the Initial Public Offering, the Company
          --------
will file the reports required to be filed by it under the Securities Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Stockholders, the Company will deliver to the Stockholders a written statement as to whether it has complied with such requirements.


                                  ARTICLE III
                              GENERAL PROVISIONS

     3.1  Notices. (a) All notices, requests, demands and other communications
          -------
under this Agreement shall be in writing and shall be either (i) personally delivered, (ii) sent by Federal Express or other reputable overnight carrier or
(iii) sent by telecopier (with a copy also sent by reputable overnight carrier, postage prepaid) to the party for which it is intended at the following address:

     (1)  if to Dentsu, to:

          Deutsu Inc.
          1-11, Tsukiji, Chuo-ku
          Tokyo 104-8426, Japan
          Attention: Mr. Fumio Oshima, Managing Director
          Telecopier No. (813) 5551-2009
          with a copy to:

          Debevoise & Plimpton
          875 Third Avenue
          New York, NY 10022
          Attention: Louis Begley
          Telecopier No. (212) 909-6836

or to such other address as Dentsu may have designated by notice hereunder, and

     (2)  if to the Company, to:

          BDM, Inc.
          35 West Wacker Drive
          Chicago, Illinois 60601
          Attention: Mr. Christian E. Kimball, Chief Administrative
          Officer
          Telecopier No. (312) 220-4029

with a copy to:

          Sidley & Austin
          875 Third Avenue
          New York, NY 10022
          Attention: Michael H. Yanowitch
          Telecopier No. (212) 906-2021

or to such other address as the Company may have designated by notice hereunder.

(b) Every notice, demand, request or other communication hereunder shall be deemed to have been duly given or served: (i) on the date on which personally delivered, with receipt acknowledged,
(ii) two Business Days after timely delivery to Federal Express or another overnight courier service, if sent by courier or (iii) upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the communication have been transmitted without error, if telecopied (subject to a copy of such communication also being sent by reputable overnight courier).

3.2   GOVERNING LAW, ETC. THIS AGREEMENT SHALL BE GOVERNED IN ALL
      ------------------
RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO
PRINCIPLES OR RULES OF

CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.


     3.3  Arbitration. (a) Any dispute, controversy or claim arising out of,
          -----------
relating to, or in connection with, this Agreement, or the breach, termination or validity thereof, will be submitted to the Chief Executive Officer of BDM and the President of Dentsu as soon as reasonably practicable for resolution.

          (b) If the Chief Executive Officer of BDM and the President of Dentsu are unable to resolve any such dispute, controversy or claim, such dispute, controversy or claim shall be finally settled by binding arbitration. The arbitration shall be conducted in accordance with the CPR Institute for Dispute Resolution Rules for Non-Administered Arbitration of International Disputes in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the parties. The seat of the arbitration shall be New York City, United States, and it shall be conducted in the English language provided that either party may submit testimony or documentary evidence in any language if it furnishes, upon the request of the other party, a translation into English of any such testimony or documentary evidence. The neutral organization designated to perform the functions specified in Rule 6 and Rules 7.7(b), 7.8 and 7.9 shall be the CPR Institute for Dispute Resolution. Notwithstanding Section 3.2 of this Agreement the arbitration and this clause shall be governed by Title 9 (Arbitration) of the United States Code.

          (c) The arbitration shall be conducted by three arbitrators. The arbitrators shall be selected as provided in the rules specified above.

          (d) In order to facilitate the comprehensive resolution of related disputes, and upon request of any party to the arbitration proceeding, the arbitration tribunal may, within 90 days of its appointment, consolidate the arbitration proceeding with any other arbitration proceeding involving any of the parties hereto relating to this Agreement or any other Related Document. The arbitration tribunal shall not consolidate such arbitrations unless it determines that (i) there are issues of fact or law common to the two proceedings so that a consolidated proceeding would be more efficient than separate proceedings, and (ii) no party hereto would be prejudiced as a result of such consolidation through undue delay or otherwise. In the event of different rulings on this question by the arbitration tribunal constituted hereunder and the tribunal constituted under any other Related Document, the ruling of the panel constituted hereunder shall control. In the case of a consolidated proceeding, the arbitrators in that proceeding shall be named in accordance with the provisions hereof.

          (e) The arbitrators shall have full authority to order specific performance as contemplated by Section 3.9.

          (f) The arbitral award shall be in writing, state the reasons for the award and be final and binding on the parties. The award may include an award of costs, including reasonable attorneys' fees and disbursements. The arbitral award may not provide for punitive damages or any other relief not contemplated by this Agreement or the other relevant Related Documents.

          (g) All proceedings in connection with any arbitration, including its existence, the content of the proceedings and any decision, shall be kept confidential to the maximum extent possible consistent with the law.

          (h) Judgment upon the decision may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

          (i) Except as the arbitration tribunal may otherwise order, each party to the arbitration will bear fifty percent (50%) of all fees, costs and expenses of the arbitrators, and notwithstanding any law to the contrary, each party will bear all the fees, costs and expenses of its own attorneys, experts and witnesses; provided, however, that in connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered by the arbitration tribunal, the prevailing party in such a proceeding will be entitled to recover reasonable attorneys' fees and expenses incurred in connection with such proceeding, in addition to any other relief to which it may be entitled.

     3.4  Judicial Procedure. Nothing in Section 3.3 shall be construed to
          ------------------
prevent any party from seeking from a court a temporary restraining order or other temporary or preliminary relief to preserve the status quo pending final resolution of a dispute, controversy or claim pursuant to Section 3.3, or if such party makes a good faith determination that a breach of the terms of this Agreement or any other Related Document by another party is such that a temporary restraining order or other temporary or preliminary relief is the only appropriate and adequate remedy at such time.

     3.5  Successors; Assigns. This Agreement and the rights evidenced hereby
          -------------------
will inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns, whether so expressed or not. Dentsu may assign this Agreement only (i) to a "Permitted Dentsu Transferee" in connection with a "Permitted Intercompany Transfer" (as those terms are defined in the Investment Agreement) of Registrable Securities pursuant to Section 8.2(b) of the Investment Agreement or (ii) to a "Permitted Purchaser" in connection with a "Permitted Third Party Sale" (as those terms are defined in the Investment Agreement) pursuant to Section 8.2(c) of the investment Agreement. Any such Permitted Dentsu Transferee or Permitted Purchaser may further assign its rights under this Agreement in connection with any further transfer of such Registrable Securities permitted under such provisions. Any attempt to assign this Agreement in violation of the foregoing restrictions shall be null and void.

     3.6  Binding Effect. This Agreement will be binding upon and inure to the
          --------------
benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     3.7  Amendment; Waivers, etc. No amendment, modification or discharge of
          -----------------------
this Agreement, and no waiver hereunder, will be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver will constitute a waiver only with respect to the specific matter described in such writing and will in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, will be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition will in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach.

     3.8  Nominees for Beneficial Owners. In the event that any Registrable
          ------------------------------
Securities are held by a nominee for the beneficial owner thereof; the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     3.9  No Inconsistent Agreements. The Company will not hereafter enter into
          --------------------------
any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement.

     3.10  Remedies. Dentsu and any other Stockholders, in addition to being
           --------
entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of their respective rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     3.11  Severability. If any provision, including any phrase, sentence,
           ------------
clause, section or subsection, of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances will not have the effect of rendering such provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

     3.12  Headings. The headings contained in this Agreement are for purposes
           --------
of convenience only and shall not affect the meaning or interpretation of this Agreement.

     3.13  Counterparts. This Agreement may be executed in several counterparts,
           ------------
each of which will be deemed an original and all of which will together constitute one and the same instrument.

     3.14  Interpretation. Except as otherwise stated, reference to Articles,
           --------------
Sections, Exhibits and Schedules means the Articles, Sections, Exhibits and Schedules of this Agreement. The words "including" or "includes" or similar terms used herein will be deemed to be followed by the words "without limitation," whether or not such additional words are actually set forth herein.

     3.15  Entire Agreement. This Agreement and the other Related Documents
           ----------------
(when executed and delivered) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof.


                           [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the undersigned hereby agree to be bound by the terms and provisions of this Registration Rights Agreement as of the date first above written.



                                       BDM, INC.
                                       By: /s/ Roger A. Haupt
                                          ----------------------------------
                                          Name:   Roger A. Haupt
                                          Title:  Chief Executive Officer


                                       DENTSU INC.


                                       By: /s/ Yataka Narita
                                          ----------------------------------
                                          Name: Yutaka Narita
                                          Title: President